Meta Financial Group®

INVESTOR UPDATE

SECOND QUARTER 2015

FORWARD LOOKING STATEMENTS

Meta Financial Group, Inc.®, ("Meta Financial" or "the Company" or "us") and its wholly-owned subsidiary, MetaBank® (the "Bank" or "MetaBank"), may from time to time make written or oral "forward-looking statements," including statements contained in this investor update, in its filings with the Securities and Exchange Commission ("SEC"), in its reports to stockholders and in other communications by the Company, which are made in good faith by the Company pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995.

You can identify forward-looking statements by words such as "may," "hope," "will," "should," "expect," "plan," "anticipate," "intend," "believe," "estimate," "predict," "potential," "continue," "could," "future" or the negative of those terms or other words of similar meaning. You should carefully read statements that contain these words because they discuss our future expectations or state other "forward-looking" information. These forward-looking statements include statements with respect to the Company's beliefs, expectations, estimates, and intentions that are subject to significant risks and uncertainties, and are subject to change based on various factors, some of which are beyond the Company's control. Such statements address, among others, the following subjects: future operating results; customer retention; loan and other product demand; important components of the Company's balance sheet and income statements; growth and expansion; new products and services, such as those offered by MetaBank or Meta Payment Systems® ("MPS"), a division of the Bank; credit quality and adequacy of reserves; technology; and the Company's employees. The following factors, among others, could cause the Company's financial performance and results of operations to differ materially from the expectations, estimates, and intentions expressed in such forward-looking statements: the strength of the United States' economy in general and the strength of the local economies in which the Company conducts operations; the effects of, and changes in, trade, monetary, and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System (the "Federal Reserve"), as well as efforts of the United States Treasury in conjunction with bank regulatory agencies to stimulate the economy and protect the financial system; inflation, interest rate, market, and monetary fluctuations; the timely development of and acceptance of new products and services offered by the Company as well as risks (including reputational and litigation) attendant thereto and the perceived overall value of these products and services by users; the risks of dealing with or utilizing third parties; the ability of the Bank to successfully integrate the operations of AFS/IBEX Financial Services Inc.; the scope of restrictions and compliance requirements imposed by the Consent Order entered into by the Company as administered by the Federal Reserve and any other such actions which may be initiated by our regulators; the impact of changes in financial services laws and regulations, including, but not limited to, our relationship with our primary regulators, the Office of the Comptroller of the Currency and the Federal Reserve; technological changes, including, but not limited to, the protection of electronic files or databases; acquisitions; litigation risk in general, including, but not limited to, those risks involving the MPS division; the growth of the Company's business, as well as expenses related thereto; continued maintenance by the Bank of its status as a well-capitalized institution; changes in consumer spending and saving habits; and the success of the Company at managing and collecting assets of borrowers in default.

The foregoing list of factors is not exclusive. Additional discussions of factors affecting the Company's business and prospects are reflected under the headings "Risk Factors" and in other sections of the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2014, Quarterly Report on Form 10-Q for the fiscal quarter ended December 31,2014, and other filings made with the SEC. The Company expressly disclaims any intent or obligation to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company or its subsidiaries.

•

META MANAGEMENT



J. TYLER HAAHR

Chairman and Chief Executive Officer, Meta Financial Group

Tyler Haahr has been with Meta Financial Group since March 1997. Previously, he was a partner with the law firm of Lewis and Roca LLP, Phoenix, Arizona. Tyler received his B.S. degree with honors at the University of South Dakota in Vermillion, SD. He graduated with honors from the Georgetown University Law Center, Washington, D.C.



BRAD C. HANSON

President, Meta Financial Group and MetaBank

Brad Hanson founded Meta Payment Systems in May 2004. He has more than 20 years of experience in financial services, including numerous banking, card industry and technology-related capacities. During his career Brad has played a significant role in the development of the prepaid card industry. Brad graduated from the University of South Dakota in Vermillion, SD with a degree in Economics.



GLEN W. HERRICK

Chief Financial Officer, Meta Financial Group and MetaBank

Glen Herrick was appointed EVP & Chief Financial Officer in October 2013, after joining Meta in March 2013. Previously, he served in various finance and risk management roles at Wells Fargo, including as CFO of Wells Fargo's student loan division. Glen received his B.S. degree in Engineering Management from the United States Military Academy in West Point, N.Y. and MBA from the University of South Dakota. He also graduated from the Stonier Graduate School of Banking.

WHO WE ARE


META FINANCIAL GROUP
METABANK
RETAIL BANK
SPECIALTY LENDING
META PAYMENT SYSTEMS

ACCELERATING GROWTH
PRODUCT EXPANSION
COMPLIANT

STRONG ECONOMY & LOCAL MARKETS

- > IOWA
- > SOUTH DAKOTA

BUSINESS PARTNERS

- > NETSPEND
- > MONEY NETWORK
- > BLACKHAWK
- > UNIRUSH
- > MANY OTHERS

ASSETS*
$2,275M

LOANS*
$619M

DEPOSITS*
$1,731M

** As of 03/31/2015*

WHO WE ARE

RETAIL BANK

- Growing community bank
- Strong local economies
- 10 branch locations in Iowa and South Dakota
- Strong loan growth with high quality

META PAYMENT SYSTEMS

- A top prepaid card issuer in U.S.
- Robust deposit growth
- New partners being added
- Existing partners expanding business with meta
- New product introductions in 2015

SPECIALTY LENDING

- AFS/IBEX asset acquisition completed in December 2014
- Platform for nationwide expansion
- Strong loan growth with high quality

RETAIL BANK

> SUCCESSFUL REGIONAL ENTERPRISE
- 60 YEARS IN BUSINESS
- 10 LOCATIONS IN IOWA AND SOUTH DAKOTA
- GROWING, PROFITABLE OPERATIONS
- LOYAL CUSTOMER BASE

> DIVERSE CUSTOMER BASE
- ATTRACTIVE COMBINATION OF COMMERCIAL, AGRICULTURAL & RETAIL

> NET LOAN GROWTH OF 26% ($107M) OVER THE LAST 12 MONTHS

> EXPECT LOAN GROWTH TO CONTINUE TO BE ROBUST IN THE NEXT YEAR

> MAINTAINED HIGH CREDIT STANDARDS WHICH HAS RESULTED IN VERY LOW NON-PERFORMING ASSETS

RETAIL BANK LOCATIONS

> SOUTH DAKOTA

- Brookings
- Sioux Falls

> IOWA

- Des Moines
- Storm Lake


NORTH DAKOTA
MINNESOTA
SOUTH DAKOTA
IOWA
NEBRASKA

META PAYMENT SYSTEMS

Meta Financial Group

> A LEADER IN THE PREPAID CARD INDUSTRY

> DEPOSIT GROWTH ~ 28%* OVER PRIOR YEAR

> GROWING EXISTING RELATIONSHIPS

- NETSPEND
- MONEY NETWORK
- BLACKHAWK
- GLOBAL CASH

> NEW RELATIONSHIPS DRIVING ACCELERATING GROWTH, STRONG PIPELINE

- UNIRUSH
- STORE FINANCIAL
- HYPERWALLET SYSTEMS
- BERKLEY PAYMENT SOLUTIONS
- UNIVISION

> NEW PRODUCT INTRODUCTIONS

** Quarterly Average*

DEPOSITS AND COST OF FUNDS



Cost of Funds
AVG. DEPOSITS - $ MILLIONS*
$2,000
$1,600
$1,200
$800
$400
$0
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
COST OF FUNDS
Q409
Q410
Q411
Q412
Q413
Q414
Q214
Q215
Bank
MPS
Cost of Funds

*Quarter Average

AFS / IBEX ASSET ACQUISITION

Meta Financial Group

- Founded in 1986, AFS/IBEX was the 7th largest insurance premium finance company in the U.S. in 2014, originating loans through a network of over 1,300 independent insurance agencies
- Loans grew by $9.0 million, or 12%, from December 31, 2014 to March 31, 2015
- AFS/IBEX division will leverage MPS low-cost, national deposit base which we believe provides a competitive advantage and significant growth opportunities
- Provides MFG with highly collateralized, high-margin, short-term loans
- Scalable platform to support national growth while using existing MFG infrastructure

RECOGNITION

Meta Financial Group

META FINANCIAL GROUP: (NASDAQ: CASH)

- **#68** IN AMERICAN BANKER MAGAZINE "TOP 200 COMMUNITY BANKS AND THRIFTS" (JUNE 2014) TOP 1% BASED ON 3 YEAR ROE
- **TOP 100** IN ABA BANKING JOURNAL'S ANNUAL PERFORMANCE RANKING FOR $1B-$10B BANKS (2014)
- **SECOND LARGEST PREPAID CARD ISSUER** IN THE U.S. RANKED BY PURCHASE VOLUME – THE NILSON REPORT (2014)
- **TOP 40** OF ACH ORIGINATORS IN 2014 (NACHA 2015)
- **TOP 30** OF ACH RECEIVERS IN 2014 (NACHA 2015)
- **#7 RANKED U.S. BANK FOR FEE INCOME** PER BANK DIRECTOR MAGAZINE'S 4TH QUARTER 2013 EDITION
- ADDED TO **RUSSELL 2000 INDEX (RTY)** IN JUNE 2013
- ADDED TO NASDAQ'S **ABA COMMUNITY BANK INDEX** (ABQI) IN DECEMBER 2013

STRATEGIC GOALS

> GROW MPS DIVISION

- SCALABLE, STATE-OF-THE-ART OPERATING INFRASTRUCTURE
- LEVERAGE LOW AND NO COST FUNDS
- ROBUST PRODUCT OFFERING
  - RELOADABLE, PAYROLL, GIFT, INCENTIVE, VIRTUAL, AND TRAVEL
  - DIVERSIFYING PRODUCT SUITE IN 2015 – PAYMENTS, DEPOSITS, AND CREDIT
- MPS "FINANCIAL INCLUSION" PROGRAMS FOR UNBANKED AND UNDERBANKED

> EXERCISE "EARLY ADOPTER" ADVANTAGE IN REGULATORY COMPLIANCE

- EFFICIENTLY ADDING NEW PARTNERSHIPS WITH INDUSTRY LEADERS

> MAINTAIN STRONG CREDIT AND INVESTMENT QUALITY

> EMPHASIZE ASSET DIVERSIFICATION, YIELD ENHANCEMENT, AND HIGH QUALITY LOAN GROWTH

GROWING OUR BUSINESS

Meta Financial Group

> CAPITALIZING ON SYNERGIES: COMMUNITY BANK, MPS, SPECIALTY LENDING

- Strong loan growth in local markets and AFS/IBEX
- Expect material benefits when interest rates rise

> LEVERAGING MPS LEADERSHIP IN PAYMENTS INDUSTRY

- High-growth industry - Meta has large market share
- Sponsors ~65% of U.S. "white label" ATMs
- Emergent leader in "virtual cards" for electronic settlements
- 42 patents with over a dozen pending

> ENTRANCE INTO SPECIALTY LENDING MARKET

- Completed AFS/IBEX asset acquisition in December 2014
- Created a more diversified strategic asset mix

COMPLIANCE AND OVERSIGHT SYSTEMS

> EARLY ADOPTER OF SOPHISTICATED COMPLIANCE SYSTEMS

> OCC CONSENT ORDER REMOVED IN AUGUST 2014

> INVESTMENTS IN MPS PROGRAM DESIGN, TRAINING AND TECHNOLOGY

- Implemented enhanced BSA/AML technology
- Enhanced infrastructure supports growth
- Shifted focus to business development opportunities, while maintaining continuous improvement mindset on systems and compliance

> HIGH COMPETITIVE BARRIERS TO ENTER PREPAID INDUSTRY

- Expertise, Capital, Compliance
- Operational infrastructure
- High start-up costs

INTEREST RATE RISK MANAGEMENT

> POSITIVELY LEVERAGED FOR HIGHER RATE ENVIRONMENT

> OCI VOLATILE RELATIVE TO PEERS

- GAAP DOES NOT CAPTURE BALANCE SHEET TRUE VALUE
- META MARK INCLUDES ~65% OF ASSETS (SECURITIES) VS. TYPICAL "PEER" AT 20%
- GAAP OCI DOES NOT RECOGNIZE VALUE OF LOW AND NO COST DEPOSITS

> EXPECTATION FOR CONTINUED, INCREASING NET INTEREST MARGIN (NIM) DESPITE CURRENT LOWER RATES

- AFS/IBEX LOANS WITH WEIGHTED AVERAGE RATE OVER 9% AND AVG. MATURITIES LESS THAN 6 MONTHS. THUS, LOAN RATES SHOULD ADJUST HIGHER IF INTEREST RATES RISE

> REINVESTMENT OPPORTUNITY LEADING TO INCREASED NIM EXPANSION IN AN UP-RATE ENVIRONMENT

- SECURITIES CASH FLOW AND NEW MPS DEPOSITS DEPLOYED AT HIGHER RATES

> NIM UP 30 BPS OVER THE LAST 12 MONTHS DESPITE THE VOLATILE INTEREST RATE ENVIRONMENT AND CURRENT LOWER RATES

- IMPROVED ASSET MIX MAXIMIZING YIELD
- IMPROVED YIELDS ACHIEVED WITHIN THE SECURITIES PORTFOLIO

CAPITAL MANAGEMENT

Meta Financial Group

> CAPITAL ENHANCEMENTS

- $61.0 MILLION IN 2012-13 VIA PRIVATE PLACEMENTS AND AN ATM OFFERING
- RECENT ATM NET PROCEEDS OF $25.4 MILLION TO SUPPORT GROWTH

> MAINTAIN STRONG CAPITAL RATIO GOALS

- COMMON EQUITY TIER 1 CAPITAL AT LEAST 8%
- RISK-BASED OVER 15%

> PRUDENT CAPITAL MANAGEMENT, FLEXIBILITY TO SOURCE FUTURE NEEDS

MFG FINANCIAL HIGHLIGHTS

Meta Financial Group

> NET INCOME

- $8.8 MILLION IN FISCAL 2015 (THRU 03/31/15)
- ADJUSTED $9.6 MILLION, EXCLUDING ITEMS BELOW*, 19% OVER FY14 SAME PERIOD

> EARNINGS PROFILE

- ANNUALIZED ROAA OF 0.78% AND ANNUALIZED ROAE OF 9.30%
- ADJUSTED ANNUALIZED ROAA AND ROAE OF 0.85% AND 10.17% RESPECTIVELY, EXCLUDING ITEMS BELOW*
- BUSINESS DEVELOPMENT AND IMPLEMENTATION COSTS BEING INCURRED FOR FUTURE REVENUE (I.E. UPFRONT COSTS PRIOR TO REVENUES FROM NEW AGREEMENTS AND PRODUCTS)

> VERY STRONG ASSET QUALITY

- NPAS MARKEDLY LOWER THAN PEER GROUP AT 0.07% OF TOTAL ASSETS

*$(1.2)M Loss on sale of securities, $(0.5)M acquisition costs, and $0.5M ins. claim reimbursements less applicable taxes

EARNINGS POWER WHILE GROWING EQUITY

Meta Financial Group



$ DILUTED EARNINGS PER SHARE
$5
$4
$3
$2
$1
$0
-$1
$30
$25
$20
$15
$10
$5
$0
$ TANGIBLE BOOK VALUE PER SHARE
Q210
Q211
Q212
Q213
Q214
Q215
DILUTED EPS
TANGIBLE BOOK VALUE/SHARE

BALANCE SHEET ($000s)

Meta Financial Group

(Fiscal Quarter Average)	Q410	Q411	Q412	Q413	Q414	Q214	Q215
Cash And Cash Equivalents	**94,248**	**132,149**	**106,067**	**73,733**	**100,159**	**132,659**	**231,310**
Investments and MBS	**511,011**	**615,320**	**998,826**	**1,176,811**	**1,320,364**	**1,294,874**	**1,439,652**
Loans Receivable Net	**369,563**	**314,484**	**329,689**	**364,100**	**484,690**	**414,245**	**602,118**
Other Assets	**64,037**	**64,825**	**61,412**	**98,760**	**96,555**	**97,698**	**107,435**
Assets	**1,038,859**	**1,126,778**	**1,495,994**	**1,713,404**	**2,001,768**	**1,939,476**	**2,380,515**
Total Deposits	**855,383**	**969,978**	**1,274,867**	**1,405,294**	**1,541,539**	**1,643,688**	**2,042,812**
Other Liabilities	**112,761**	**77,721**	**112,355**	**172,295**	**289,717**	**146,609**	**139,186**
Shareholders' Equity	**70,715**	**79,079**	**108,772**	**135,815**	**170,512**	**149,179**	**198,517**
Liabilities and Equity	**1,038,859**	**1,126,778**	**1,495,994**	**1,713,404**	**2,001,768**	**1,939,476**	**2,380,515**

INCOME STATEMENT ($000s)

Meta Financial Group

Meta Financial Group	FY10	FY11	FY12*	FY13**	FY14	Q214 YTD	Q215 YTD***
Net Interest Income After Provision	17,299	34,034	32,685	36,022	45,112	21,732	28,216
Total Non Interest Income	97,444	57,491	69,574	55,503	51,738	26,650	27,644
Compensation and Benefits	32,529	30,467	31,104	34,106	38,155	18,970	22,199
Card Processing Expense	38,242	23,286	17,373	15,584	15,487	7,818	8,506
All Other Expense	24,159	29,509	26,986	24,713	24,589	12,016	15,128
Net Income Before Taxes	19,813	8,263	26,796	17,122	18,619	9,578	10,027
Income Tax Expense	7,420	3,623	9,682	3,704	2,906	1,432	1,251
Net Income	12,393	4,640	17,114	13,418	15,713	8,146	8,776

* Includes $11.4M gain on sale of GNMA Securities

** Includes $2.4M gain on sale of securities

*** Includes $(1.2)M loss on sale of securities, and $(0.5)M acquisition costs, and $0.5M ins. claim reimbursements. Adjusting for these amounts, Non-Int. Income for Q215 YTD would have been $28.7M compared to $26.7M for Q214 YTD

TOTAL ASSETS*

Meta Financial Group



$ MILLIONS
$2,800
$2,400
$2,000
$1,600
$1,200
$800
$400
$0
20.3% CAGR
Q409
Q410
Q411
Q412
Q413
Q414
Q215

*Fiscal Quarter average

TOTAL NET LOANS*



$700
$600
$500
$400
$300
$200
$100
$0
$ MILLIONS
Q409
Q410
Q411
Q412
Q413
Q414
Q215

*Fiscal Quarter average Net of ALL

NON-PERFORMING ASSETS


$ MILLIONS OF NON-PERFORMING ASSETS
$18.0
$15.0
$12.0
$9.0
$6.0
$3.0
$0.0
% OF TOTAL ASSETS
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
$14.7
$9.7
$15.9
$2.6
$0.8
$1.0
$1.70
1.76%
0.94%
1.24%
0.16%
0.05%
0.05%
0.07%
FY09
FY10
FY11
FY12
FY13
FY14
FY15 Q2
$ OF NPA
% OF TOTAL

TOTAL REVENUE


$150
$100
$50
$0
$ MILLIONS
FY09
FY10
FY11
FY12*
FY13**
FY14
FY14 Q2 YTD
FY15 Q2 YTD***
ALL OTHER REVENUE
MPS NON-INTEREST INCOME

* Includes $11.4M gain on sale of GNMA Securities

** Includes $2.4M gain on sale of securities

*** Includes $(1.2)M loss on sale of securities, $(0.5)M acquisition costs, and $0.5M ins. claim reimbursements

META VALUE PROPOSITION

Meta Financial Group

> A LEADING ISSUER OF PREPAID DEBIT CARDS

- Springboard into other products and services

> STRONG CAPITAL POSITION

- Earnings and access to capital markets to fund our growth objectives
- MFG ratio of Tier 1 capital to adj. total assets at March 31, 2015 of 8.67%
- MFG ratio of Tier 1 capital to RWAs at March 31, 2015 of 21.02%

> STABLE, LOW-COST FUNDING ADVANTAGE

> STEADY DIVIDEND POLICY

> POTENTIAL FOR UPWARD TREND IN EARNINGS

- Higher/Normalized interest rates
- Asset diversification
- Almost 90% of deposits are low or no cost and will remain so in a rising rate environment

Meta Financial Group®

NASDAQ: CASH